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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 2, 2006


                                CENVEO, INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

        Colorado                       1-12551                  84-1250533
------------------------             ------------           -------------------
(State of Incorporation)             (Commission              (IRS Employer
                                     File Number)           Identification No.)

          One Canterbury Green
            201 Broad Street
              Stamford, CT                                        06901
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (203) 595-3000

                  8310 S. Valley Highway #400 Englewood, CO
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 1, 2006, Cenveo, Inc. issued a press release announcing its results of operations for the fourth quarter and full year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

         The foregoing information is intended to be furnished under Item
2.02 "Results of Operations and Financial Condition" in accordance with Securities and Exchange Commission Release No. 33-8400. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

    Exhibit No.          Document Designation
    -----------          --------------------

    99.1                 Press Release of Cenveo, Inc. dated March 1, 2006


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2006

                                CENVEO, INC.

                                By: /s/ Sean S. Sullivan
                                    -------------------------------
                                         Sean S. Sullivan
                                         Chief Financial Officer


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                                EXHIBIT INDEX

Exhibit
Number        Description
------        -----------

99.1          Press Release of Cenveo, Inc. dated March 1, 2006



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